SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: NOVEMBER 30, 2004
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-16725                 42-1520346
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
   of incorporation)                                      Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
                         (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At a meeting held on November 30, 2004, the board of directors of Principal Financial Group, Inc. approved a compensation arrangement pursuant to which the presiding director of the board will receive an annual retainer of $5,000 to be paid in cash in semi-annual installments, effective immediately. The current presiding director of the board of directors of Principal Financial Group, Inc. is C. Daniel Gelatt.





                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PRINCIPAL FINANCIAL GROUP, INC.



                                    By:      /S/ JOYCE N. HOFFMAN
                                            ------------------------------------
                                    Name:   Joyce N. Hoffman
                                    Title:  Senior Vice President and Corporate
                                            Secretary

Date:    December 3, 2004


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